                                                                    EXHIBIT 10.8

                        AMENDMENT NO. 1 TO LOAN AGREEMENT

     AGREEMENT, made as of the 1st day of October, 1998, by and among:

     HEALTH CARE REIT, INC., a Delaware corporation, and each of the other entities listed on Exhibit 1 annexed hereto (individually, a "Borrower" and collectively, the "Borrowers");

     The Banks that have executed the signature pages hereto (individually, a "Bank" and, collectively, the "Banks"); and

     KEY CORPORATE CAPITAL INC. (successor-in-interest to KeyBank National Association), a Michigan corporation, as Agent for the Banks (in such capacity, together with its successors in such capacity, the "Agent");


                              W I T N E S S E T H:

     WHEREAS:

     (A) The "Original Borrowers" set forth on Exhibit 1 annexed hereto (the "Original Borrowers"), the Agent and the banks signatory thereto (the "Existing Banks") entered into a certain Loan Agreement dated as of March 28, 1997 (the "Original Loan Agreement"; the Original Loan Agreement, as amended hereby, and as it may hereafter be further amended, modified or supplemented, is hereinafter referred as the "Loan Agreement")

     (B) Pursuant to subsection 7.8(b) of the Original Loan Agreement, HCRI is required to cause each newly-created Subsidiary to become a party to the Loan Agreement and in connection therewith, the Original Borrowers desire that each such newly-created Subsidiary listed on Exhibit 1 under the caption "Additional Borrowers" be added as a "Borrower" under the Loan Agreement;

     (C) The Borrowers wish to amend the original Loan Agreement to, among other things, extend the Revolving Credit Commitment Termination Date to March 28, 2001 and the Banks and the Agent are willing to amend the Original Loan Agreement on the terms and conditions hereinafter set forth;

     (D) Simultaneously with the execution and delivery hereof, each of BHF-Bank, Aktiengesellschaft, Grand Cayman Branch and The Sumitomo Bank, Limited (the "Withdrawing Bank(s)") is terminating its respective Revolving Credit Commitment under the Original Loan Agreement and shall no longer be deemed a party thereto;

     (E) Each of Key, Fleet and NationsBank, N.A. desire to increase its Revolving Credit Commitment to the amount set forth opposite its name on its signature page hereto and the Borrowers desire to accept such increased Revolving Credit Commitment; and

     (F) All capitalized terms used herein which are not otherwise defined herein shall have the respective meanings ascribed thereto in the Original Loan Agreement;

     NOW, THEREFORE, the parties hereto agree as follows:

     Article 1.                 Change in Revolving Credit
                                Commitments; Additional Borrowers.

     Section 1.1 Revolving Credit Commitments. From and after the date hereof, for purposes of the Loan Agreement, the Revolving Credit Commitment of each Bank shall be the amount set forth opposite such Bank's name on the signature pages hereto under the caption "Revolving Credit Commitment" as such amount may be reduced pursuant to the terms of the Loan Agreement, and such amount (if changed) shall supersede and be deemed to amend the amount of its respective Revolving Credit Commitment as set forth opposite its name on the signature pages to the original Loan Agreement.

     Section 1.2 Withdrawing Banks. The parties hereto acknowledge that the Revolving Credit Commitment of each Withdrawing Bank under the Original Loan Agreement has * been terminated. Each Withdrawing Bank shall have no further duties or obligations under the Original Loan Agreement after the date hereof. Each Withdrawing Bank shall duly cancel and return to the Borrowers the promissory note issued to it under the Original Loan Agreement immediately after it receives payment in full of all amounts owing to it under the Original Loan Agreement.

     Section 1.3 Adjustment of Outstanding Loans. If any Loans are outstanding under the Original Loan Agreement on the date hereof, the Banks shall on the date hereof, at the direction of the Agent, make appropriate adjustments among themselves in order to insure that the'-amount (and type) of the Loans outstanding to the Borrowers from each Bank under the Loan Agreement (as of the date hereof) are proportionate to the aggregate amount of all of the Revolving Credit Commitments, after giving effect to the increased amount of the Revolving Credit Commitments of Key, Fleet and NationsBank, N.A. The Borrowers agree and consent to the terms of this Section 1.3.

     Section 1.4 Assumption by Additional Borrowers. The Additional Borrowers hereby: (i) agree to be a party to the original Loan Agreement as amended hereby; (ii) assume, on a joint and several basis with the original Borrowers, all of the obligations of a "Borrower" under the Loan Agreement; (iii) agree to be bound as a "Borrower" by all of the terms of the Loan Agreement and to perform and discharge all of the obligations of a Borrower contained in or arising under the terms of the Loan Agreement; (iv) agree that the terms "Borrower(s)" and "Loan Party(ies) 11 are deemed to include each of the Additional Borrowers; and (v) agree that, from and after the date hereof, each shall be a party to each Note as though it were an original signatory thereto.

     Article 2.                 Amendments to Original Loan Agreement;
                                Replacement Notes.

     Section 2.1 The Original Loan Agreement is hereby amended as follows:

     (a) The definition of "Alternate Applicable Margin" appearing in Article 1 is deleted in its entirety and the following is substituted therefor:

          "Alternate Applicable Margin" - as at any date of determination, with respect to LIBOR Loans, the applicable percentage set forth below based upon the Ratings in effect on such date:

     Both of the following Ratings:
              BBB or higher by S&P; and
              Baa2 or higher by Moody's                            .875%

     At least two of the following Ratings:
              BBB- by S&P
              Baa3 by Moody's
              BBB- by D&P                                         1.000%

     Any one of the following Ratings:
              BBB- by S&P; or
              Baa3 by Moody's; or
              BBB- by D&P                                         1.125%

     No investment grade Rating
     by S&P or Moody's or D&P                                     1.500%

     If any Rating shall be changed (other than as a result of a change in the rating system of the applicable Rating Agency) , such change shall be effective as of the date on which it is first announced by the Rating Agency making such change. Each such change in the Alternate Applicable Margin shall apply to all outstanding LIBOR Loans during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change. If the rating system of any Rating Agency shall change, the parties hereto shall negotiate in good faith to amend the references to specific ratings in this definition to reflect such changed rating system."

     (b) The definition of "Commitment Fee Percentage" appearing in Article 1 is amended by deleting the last paragraph thereof and substituting therefor the following:

     "Notwithstanding the foregoing, in the event the Borrowers elect the pricing grid based on the Alternate Applicable Margin as set forth in subsection 2.6(a)(ii) hereof, commencing on the day the Alternate Applicable Margin becomes effective and continuing at all times thereafter, the Commitment Fee Percentage shall be based upon the Ratings in effect on such date, as follows:


     Both of the following Ratings:
              BBB or higher by S&P; and
              Baa2 or higher by Moody's                           .200%

     At least two of the following Ratings:
              BBB- by S&P
              Baa3 by Moody's
              BBB- by D&P                                         1.250%

     Any one of the following Ratings:
              BBB- by S&P; or
              Baa3 by Moody's; or
              BBB-by D&P                                          .300%

     No investment grade Rating
     by S&P or Moody's or D&P                                     .375%

     If any Rating shall be changed (other than as a result of a change in the rating system of the applicable Rating Agency), such change shall be effective as of the date on which it is first announced by the Rating Agency making such change. Each such change with respect to the Borrowers shall apply at any time during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change. If the rating system of any Rating Agency shall change, the parties hereto shall negotiate in good faith to amend the references to specific ratings in this definition to reflect such changed rating system."

     (c) The phrase "the aggregate amount set forth opposite such Bank's name on the signature pages hereof" appearing in the definition of the term "Revolving Credit Commitment" in Article 1 of the Original Loan Agreement shall be deemed to refer to the amounts set forth opposite each Bank's name on the signature pages hereto.

     (d) The definition of "Revolving Credit Commitment Termination Date,' appearing in Article 1 is amended by deleting the date "March 28, 200011 and substituting therefor the date "March 28, 2001".

     (e) The paragraph appearing immediately after subsection 2.6(a) (ii) is deleted in its entirety and the following is substituted therefor:

     "Notwithstanding subsection 2.6(a) (ii) above, upon receipt of a Rating of at least BBB- or its equivalent from two Rating Agencies, the Borrowers may elect to change to the "Alternative Applicable Margin", i.e. the pricing grid based on such Rating as set forth in the definition of Alternate Applicable Margin in Article 1 hereof with respect to LIBOR

     Loans. In order to elect the Alternate Applicable Margin, the Borrowers shall give prior written notice to the Agent of the receipt of the Ratings (together with written evidence thereof), which election may be made only one time during the Credit Period. The Alternate Applicable Margin shall become effective upon receipt of such notice by the Agent and shall continue in effect at all times thereafter."

     (f) Section 7.15 (Construction Investments) shall be redesignated as
Section 7.16 and shall be amended and restated in its entirety to read as follows:

               "Section 7.16 Construction Investments.

               Permit the outstanding principal amount, accrued interest on and related fees in connection with its Construction Investments to exceed
          (i) an amount equal to twenty (20%) percent of the Borrowers' consolidated Investments in Healthcare Assets through and including March 28, 1999, and (ii) an amount equal to seventeen and one-half (17.5%) percent of the Borrowers' consolidated Investments in Healthcare Assets at any time thereafter; provided, the Borrowers shall not make a Construction Investment for a Facility unless (i) there is included in the terms thereof an agreement for the conversion of the Borrower(s) interests in the Facility upon the completion thereof into full ownership or a mortgage interest, and (ii) if a mortgage interest, the Borrower(s) shall retain a first Lien on such Facility."

     Section 2.2 In order to evidence the increased Revolving Credit Commitment of each of Fleet, Key and NationsBank, N.A. as set forth herein, the Borrowers shall execute and deliver to each of them, simultaneously with the execution and delivery hereof, replacement promissory notes payable to the order of each of them in substantially the form of Exhibit A annexed to the Original Loan Agreement (hereinafter referred to individually as a "Replacement Note" and together as the "Replacement Notes"). Each of Fleet, Key and NationsBank, N.A. shall, upon the execution and delivery by the Borrowers of its applicable Replacement Note as herein provided, mark the Note delivered to it in connection with the Original Loan Agreement "Replaced by Replacement Note" and return it to the Borrowers.

     Section 2.3 (a) All references in the Original Loan Agreement or any other Loan Document to the "Revolving Credit Commitment (s) 11, the "Note (s) 11 and the "Loan Documents" shall be deemed to refer respectively, to the Revolving Credit Commitment (s) as amended hereby, the Note (s) and the Replacement Note
(s) and the Loan Documents as defined in the original Loan Agreement together with, and as amended by this Amendment No. 1, the Replacement Notes and all agreements, documents and instruments delivered pursuant thereto or in connection therewith.

                 (b) All references in the Original Loan Agreement and the other Loan Documents to the "Loan Agreement", and also in the case of the Original Loan Agreement to "this Agreement", shall be deemed to refer to the Original Loan Agreement, as amended hereby.

                 (c) All references in the Notes to the "Revolving Credit Commitment Termination Date" shall be deemed to refer to the Revolving Credit Commitment Termination Date as defined in this Amendment No. 1.

     Section 2.4 The original Loan Agreement and the other Loan Documents shall each be deemed amended and supplemented hereby to the extent necessary, if any, to give effect to the provisions of this Agreement.

     Article 3. Representations and Warranties.

     (a) (i) The Borrowers hereby confirm, reaffirm and restate to each of the Banks and the Agent all of the representations and warranties set forth in
Article 3 of the Original Loan Agreement as if such representations and warranties were made as of the date hereof, except for changes in the ordinary course of business which, either singly or in the aggregate, would not have a Material Adverse Effect.

                     (ii) Schedule 3.1 to the Original Loan Agreement is hereby amended as set forth in the Addendum to Schedule 3.1 annexed hereto.

                 (b) (i) The execution, delivery and performance by each Borrower of this Agreement are within its organizational powers and have been duly authorized by all necessary action (corporate or otherwise) on the part of each Borrower, (ii) this Agreement is the legal, valid and binding obligation of each Borrower, enforceable against each Borrower in accordance with its terms, and (iii) this Agreement and the execution, delivery and performance by each Borrower does not: (A) contravene the terms of any Borrower's organizational documents, (B) conflict with or result in a breach or contravention of, or the creation of any lien under, any document evidencing any contractual obligation to which any Borrower is a party or any order, injunction, writ or decree to which any Borrower or its property is subject or (C) violate any requirement of law.

     Article 4. Conditions to Effectiveness of this Agreement.

     This Amendment No. 1 to Loan Agreement shall become effective on the date of the fulfillment (to the satisfaction of the Agent) of the following conditions precedent:

                 (a) This Amendment No. 1 shall have been executed and delivered to the Agent by a duly authorized representative of the Borrowers, the Agent and each Bank.

                 (b) The Borrowers shall have executed and delivered to each of Fleet, Key and NationsBank, N.A. its Replacement Note.

                 (c) The Agent shall have received a Compliance Certificate from the Borrowers dated the date hereof and the matters certified therein, including, without limitation, that after giving effect to the terms and conditions of this Amendment No. 1, no Default or Event of Default shall exist, shall be true.

                 (d) The Agent shall have received copies of -the following:

                     (i) Copies of all corporate action taken by each of the Borrowers to authorize the execution, delivery and performance of this Amendment No. 1, the Replacement Notes and the transactions contemplated hereby, certified by its secretary;

                     (ii) A certificate from the secretary of each original Borrower to the effect that its Certificate of Incorporation and By-laws delivered to the Agent pursuant to the Original Loan Agreement have not been amended since the date of such delivery and that each such document is in full force and effect and is true and correct as of the date hereof;

                     (iii) The certificates of incorporation or certificates of limited partnership, as the case may be, of each of the Additional Borrowers, certified by the Secretary of State of their respective states of organization;

                     (iv) The by-laws of each of the corporate Additional Borrowers, certified by their respective secretaries;

                     (v) Good standing certificates as of a recent date, with respect to each of the Additional Borrowers from the Secretary of State of their respective states of incorporation and each state in which each of them is qualified to do business; and

                     (vi) An incumbency certificate (with specimen signatures) with respect to each of the Borrowers.

                 (e) All legal matters incident hereto shall be satisfactory to the Agent and its counsel.

     Article 5. Miscellaneous.

     Section 5.1 Article 10 of the Original Loan Agreement. The miscellaneous provisions under Article 10 of the Original Loan Agreement, together with the definition of all terms used therein, and all other sections of the Original Loan Agreement to which Article 10 refers are hereby incorporated by reference as if the provisions thereof were set forth in full herein, except that (i) the terms ,Loan, Agreement 11 and "Note(s)" shall be deemed to refer, respectively, to the Original Loan Agreement, as amended hereby and the Note(s), as amended hereby; (ii) the term "this Agreement" shall be deemed to refer to this Agreement; and (iii) the terms "hereunder" and "hereto,, shall be deemed to refer to this Agreement.

     Section 5.2 Continued Effectiveness. Except as amended hereby, the Original Loan Agreement and the other Loan Documents are hereby ratified and confirmed in all respects and shall remain in full force and effect in accordance with their respective terms.

     Section 5.3 Counterparts. This Agreement may be executed by the parties hereto in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date first above written.

                                       HEALTH CARE REIT, INC.

                                       HCRI PENNSYLVANIA PROPERTIES, INC.

                                       HCRI OVERLOOK GREEN, INC.

                                       HCRI TEXAS PROPERTIES, INC.

                                       HCRI TEXAS PROPERTIES, LTD.
                                       BY  HEALTH CARE REIT, INC.,
                                           ITS GENERAL PARTNER

                                       HCRI NEVADA PROPERTIES, INC.

                                       HCRI LOUISIANA PROPERTIES, L.P.
                                       BY HCRI SOUTHERN INVESTMENTS I, INC.

                                       HEALTH CARE REIT INTERNATIONAL, INC.

                                       HCN ATLANTIC GP, INC.

                                       HCN ATLANTIC LP, INC.

                                       By ______________________________________
                                                          Title


     GEORGE L. CHAPMAN, as Chief Executive Officer of all of the aforementioned entities, has executed this Amendment No. 1 to Loan Agreement and intending that all entities above named are bound and are to be bound by the one signature as if he had executed this Amendment No. 1 to Loan Agreement separately for each of the above named entities.

Revolving Credit Commitment:

$30,000,000                            KEY CORPORATE CAPITAL INC.,
                                       as Agent and as a Bank

                                       By  _____________________________________
                                                            Title

                                       Lending Office for Base Rate Loans
                                       and LIBOR Loans:
                                       Key Corporate Capital Inc.
                                       127 Public Square, MC:OH-01-27-0605
                                       Cleveland, Ohio   44114
                                       Attention:  Healthcare Administrative
                                                   Assistant

                                       Address for Notices:
                                       Key Corporate Capital Inc.
                                       127 Public Square, MC:OH-01-27-0605
                                       Cleveland, Ohio   44114
                                       Attention: Ms. Angela Mago

                                       Telecopier: (216) 689-5970

Revolving Credit Commitment:

$30,000,000                            FLEET BANK, N.A.

                                       By  _____________________________________
                                                         Title

                                       Lending Office for Base Rate Loans
                                       and LIBOR Loans:

                                       Fleet Bank, N.A.
                                       1185 Avenue of the Americas
                                       New York, New York 10036
                                       Attention: Mr. Robert A. Isaksen

                                       Address for Notices:

                                       Fleet Bank, N.A.
                                       1185 Avenue of the Americas
                                       New York, New York 10036
                                       Attention: Mr. Robert A. Isaksen

                                       Telecopier: (212) 819-4110

Revolving Credit Commitment:

$15,000,000                            HARRIS TRUST AND SAVINGS BANK

                                       By  _____________________________________
                                                        Title

                                       Lending Office for Base Rate Loans
                                       and LIBOR Loans:

                                       Harris Trust and Savings Bank
                                       111 West Monroe
                                       Chicago, Illinois 60603
                                       Attention: Arlett Hall

                                       Address for Notices:

                                       Harris Trust and Savings Bank
                                       111 West Monroe
                                       Chicago, Illinois 60603
                                       Attention: Arlett Hall

                                       Telecopier: (312) 293-5283

Revolving Credit Commitment:

$15,000,000                            COMERICA BANK

                                       By  _____________________________________
                                                         Title

                                       Lending Office for Base Rate Loans
                                       and LIBOR Loans:

                                       Comerica Bank
                                       P.O. Box 75000
                                       Detroit, Michigan 48275-3266
                                       Attention: Craig F. Durno

                                       Address for Notices:

                                       Comerica Bank
                                       P.O. Box 75000
                                       Detroit, Michigan 48275-3266
                                       Attention: Craig F. Durno

                                       Telecopier: (313) 222-3420

Revolving Credit Commitment:

$25,000,000                         NATIONSBANK,, N.A.,
                                    successor bank to NationsBank of Texas, N.A.

                                    By  ______________________________________
                                                   VICE PRESIDENT

                                    Lending Office for Base Rate Loans
                                    and LIBOR Loans:

                                    NationsBank, N.A.
                                    100 North N. Tryon Street
                                    Charlotte, North Carolina 28255
                                    Attention: Mathew Menz
                                    Telecopier: (704) 386-8694

                                    Address for Notices:

                                    NationsBank, N.A.
                                    700 Louisiana Street, 8th Floor
                                    Houston, Texas 77002
                                    Attention: Larry J. Gordon
                                    Telecopier: (713) 247-G719

Revolving Credit Commitment:

$15,000,000                            BANK ONE, NA

                                       By  _____________________________________
                                                     Vice President

                                       Lending office for Base Rate Loans
                                       and LIBOR Loans:

                                       Bank One, N.A.
                                       40 N. Main Street
                                       Dayton, Ohio 45423
                                       Attention: Commercial Loan Operations

                                       Address for Notices:

                                       Bank One, N.A.
                                       Commercial Banking
                                       40 N. Main Street
                                       Dayton, Ohio 45423
                                       Attention: Mr. Glenn T. Campbell

                                       Telecopier: (937) 449-4885

Revolving Credit Commitment:

$15,000,000                            NATIONAL CITY BANK

                                       By  _____________________________________
                                                        Title

                                       Lending Office for Base Rate Loans
                                       and LIBOR Loans:

                                       National City Bank
                                       23000 Millcreek Blvd., Loc. 7520
                                       Highland Hills, OH 44122
                                       Attn: Lynn Shoda

                                       Address for Notices:

                                       National City Bank
                                       1900 E. Ninth St., Loc. 2079
                                       Cleveland, OH 44114
                                       Attn: Terri Honohan

                                       Telecopier: (216) 575-3160

Revolving Credit Commitment:

$10,000,000                            MANUFACTURERS AND TRADERS TRUST COMPANY

                                        By  ____________________________________
                                                           Title

                                        Lending Office for Base Rate Loans
                                        and LIBOR Loans:

                                        M & T Center
                                        One Fountain Plaza, 12th Floor
                                        Buffalo, New York 14203-1495
                                        Attention: Mr. C. Gregory Vogelsang

                                        Address for Notices:

                                        M & T Center
                                        One Fountain Plaza, 12th Floor
                                        Buffalo, New York 14203-1495
                                        Attention: Ms. Tammy Foster

                                        Telecopier: (716) 848-7318

Revolving Credit Commitment:

$10,000,000                            KBC BANK N.V.

                                       By  _____________________________________
                                                          Title

                                       By  _____________________________________
                                                          Title

                                       Lending Office for Base Rate Loans:

                                       KBC Bank N.V.
                                       125 West 55th Street
                                       New York, New York 10019
                                       Attention: Lynda Resuma

                                       Lending Office for LIBOR Loans:

                                       KBC Bank N.V.
                                       125 West 55h Street
                                       New York, New York 10019
                                       Attention: Lynda Resuma

                                       Address for Notices:

                                       KBC Bank N.V.
                                       125 West 55' Street
                                       New York, New York 10019
                                       Attention: Kate McCarthy

                                       Telecopier: (212) 541-0793

Revolving Credit Commitment:

$10,000,000                            NBD BANK

                                       By  _____________________________________
                                                        Title

                                       Lending Office for Base Rate Loans
                                       and LIBOR Loans:

                                       NBD Bank
                                       611 Woodward Avenue
                                       Detroit, Michigan 48226
                                       Attention: Ms. Carvetta Q. Colquitt

                                       Address for Notices:

                                       NBD Bank
                                       611 Woodward Avenue, Suite 8073
                                       Detroit, Michigan 48226
                                       Attention: Mr. Philip R. Medsger

                                       Telecopier: (313) 225-1212

                                    EXHIBIT 1
                      TO AMENDMENT NO. 1 TO LOAN AGREEMENT
                                  BY AND AMONG
                             HEALTH CARE REIT, INC.
                              AND ITS SUBSIDIARIES,
                           THE BANKS SIGNATORY HERETO
                                       AND
                      KEY CORPORATE CAPITAL INC., AS AGENT

                                LIST OF BORROWERS

                               Original Borrowers

Name of Original Borrower                                  State of Organization
-------------------------                                  ---------------------
Health Care REIT, Inc.                                             Delaware
HCRI Pennsylvania Properties, Inc.                                 Pennsylvania
HCRI Overlook Green, Inc.                                          Pennsylvania
HCRI Texas Properties, Inc.                                        Delaware
HCRI Texas Properties, Ltd.                                        Texas

                              Additional Borrowers

Name of Additional Borrower                                State of Organization
---------------------------                                ---------------------
HCRI Nevada Properties, Inc.                                       Nevada
HCRI Louisiana Properties, L.P.                                    Delaware
Health Care REIT International, Inc.                               Delaware
HCN Atlantic GP, Inc.                                              Delaware
HCN Atlantic LP, Inc.                                              Delaware

                            ADDENDUM TO SCHEDULE 3.1
                                TO LOAN AGREEMENT
                                  BY AND AMONG
                             HEALTH CARE REIT, INC.
                              AND ITS SUBSIDIARIES,
                           THE BANKS SIGNATORY HERETO
                                       AND
                      KEY CORPORATE CAPITAL INC., AS AGENT

                   STATES OF INCORPORATION AND QUALIFICATION,
                   AND CAPITALIZATION OF ADDITIONAL BORROWERS

HCRI Nevada Properties, Inc.

     (i)   State of Incorporation:
           Nevada

     (ii)  Capitalization:
           $1,000.00 (initial)

     (iii) Business:
           Investments in health care facilities

     (iv)  States of Qualification:
           None

     (v)   Subsidiaries:.
           None

HCRI Louisiana Properties, L.P.

     (i)   State of Organization:
           Delaware

     (ii)  Capitalization:
           $1,000.00 (initial)

     (iii) Business:
           Investments in health care facilities

     (iv)  States of Qualification:
           Louisiana

     (v)   Subsidiaries:
           None

Health Care REIT, International, Inc.

     (i)   State of Incorporation:
           Delaware

     (ii)  Capitalization:
           $1,000.00 (initial)

     (iii) Business:
           Investments in health care facilities

     (iv)  States of Qualification:
           None

     (v)   Subsidiaries:
           HCN Atlantic GP, Inc.
           HCN Atlantic LP, Inc.

HCN ATLANTIC G.P., INC.

     (i)   State of Incorporation:
           Delaware

     (ii)  Capitalization:
           $1,000.00 (initial)

     (iii) Business:
           Investments in health care facilities

     (iv)  States of Qualification:
           None

     (v)   Subsidiaries:
           None

HCN Atlantic LP, Inc.

     (i)   State of Incorporation:
           Delaware

     (ii)  Capitalization:
           $1,000.00 (initial)

     (iii) Business:
           Investments in health care facilities

     (iv)  States of Qualification:
           None

     (v)   Subsidiaries:
           None